QuickLinks -- Click here to rapidly navigate through this document

Exhibit 99.1

Certification Pursuant to18 U.S.C. § 1350,
As Adopted Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Sport-Haley, Inc. (the "Company") on Form 10-K for the year ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, the undersigned Chief Executive Officer and Chief Financial Officer of the Company, do each certify, to our respective knowledge, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: September 26, 2002

/s/ KEVIN M. TOMLINSON Kevin M. Tomlinson Chief Executive Officer
/s/ PATRICK W. HURLEY Patrick W. Hurley Chief Financial Officer

QuickLinks

  Exhibit 99.1
Certification Pursuant to18 U.S.C. § 1350, As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002